SUPPLEMENT DATED AUGUST 4, 2000
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 2000


On page 15, under the Day-to-day Account Management section, replace with the following:

 Since July 2000    Scott D. Opsal,  CFA. Mr. Opsal is Chief Investment  Officer
                    of  Invista  Capital   Management  and  has  been  with  the
                    organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

On page 17, under the Day-to-day Account Management section, add the following:

 Since July 2000    Co-Manager: Kelly R. Alexander. Ms. Alexander joined Invista
                    Capital  Management in 1992. Her duties  include  management
                    responsibility   for  nine   fixed-income   portfolios  with
                    combined assets of more than $4.0 billion.

On page 24, under the Main Strategies section, the first two paragraphs should be replaced as follows:

Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.

The Account invests in companies that the Sub-Advisor, Goldman, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Goldman invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which is expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

One page 25, under the Day-to-day Account Management section, replace with the following:

 Since June 2000    Melissa Brown, Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential
                    Securities.

 Since June 2000    Kent A. Clark, Managing Director,  Goldman. Mr. Clark joined
                    Goldman as a portfolio  manager in the  Quantitative  Equity
                    Management team in 1992.

 Since June 2000    Robert C.  Jones,  Managing  Director,  Goldman.  Mr.  Jones
                    joined Goldman as a portfolio manager in 1989.

 Since June 2000    Victor H. Pinter, Vice President, Goldman. Mr. Pinter joined
                    Goldman as a research analyst in 1990. He became a portfolio manager in 1992.